UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2011

Steel Excel Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

691 S. Milpitas Blvd., Suite 208, Milpitas, California, 95035
(Address of principal executive offices including zip code)

 (408) 945-8600
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 24, 2011, Steel Excel Inc. (the “Company”) issued a press release announcing preliminary financial results for its third fiscal quarter ended September 30, 2011.  The press release also provides further information with regard to the previously announced reverse and forward stock splits of the Company’s common stock, which became effective after the close of business on October 3, 2011, and announces a change of the Company’s ticker symbol.  A copy of  this press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto pertaining to the Company’s financial results shall neither be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

The information contained in Item 2.02 is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1           Press Release issued by Steel Excel Inc. on October 24, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steel Excel Inc.

By:	/s/ Mark A. Zorko
	Name:	Mark A. Zorko
	Title:	Interim Chief Financial Officer

Dated:  October 24,  2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Steel Excel Inc. on October 24, 2011.